Exhibit 10.2
AMENDMENT NO. 2 dated as of June 10, 2020 (this “Amendment”) by and among Tempur Sealy International, Inc., a Delaware corporation (the “Parent Borrower”), each Issuing Lender party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent (in such capacity, the “Administrative Agent”) to the Amended and Restated Credit Amendment dated as of October 16, 2019, as amended by Amendment No. 1 dated May 13, 2020 (and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among the Parent Borrower, Tempur-Pedic Management, LLC as Additional Borrower, the Lenders party thereto, JPMorgan, as Administrative Agent, Swingline Lender and Issuing Lender, and Bank of America, N.A., Fifth Third Bank and Wells Fargo Bank, N.A., as Issuing Lenders. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended to add additional currencies as L/C Foreign Currencies in accordance with the definition thereof with the consent of the Parent Borrower, the Administrative Agent and each of the Issuing Lenders;

WHEREAS, the undersigned Issuing Lenders are willing to accommodate such request, subject to satisfaction of the terms and conditions set forth herein;

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof, each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

(a) the definition of “L/C Foreign Currency” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Canadian Dollars, Pounds Sterling, the Euro, Japanese Yen, New Zealand Dollars, Australian Dollars, Swiss Francs, Polish Zloty and any additional currencies determined after the Amendment and Restatement Effective Date by mutual agreement of the Parent Borrower, the Issuing Lenders and the Administrative Agent; provided each such currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into Dollars and available in the London interbank deposit market.”

(b) the following definitions are added to Section 1.1 of the Credit Agreement as follows:

““Australian Dollars” means the lawful currency of Australia.”

““New Zealand Dollars” means the lawful currency of New Zealand.”

““Polish Zloty” means the lawful currency of Poland.”

““Swiss Francs” means the lawful currency of Switzerland.”

Section 2. Representations and Warranties. To induce the Administrative Agent and the Issuing Lenders to enter into this Amendment, the Parent Borrower hereby represents and

Exhibit 10.2
warrants to the Administrative Agent and each Issuing Lender that as of the Amendment No. 2 Effective Date:

(a) The execution, delivery and performance by the Parent Borrower of this Amendment are within the Parent Borrower’s corporate powers and have been duly authorized by all necessary corporate action. As of the Amendment No. 2 Effective Date, this Amendment has been duly executed and delivered by the Parent Borrower and, assuming due execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) No Default or Event of Default has occurred and is continuing.

Section 3. Amendment No. 2 Effective Date. This Amendment shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Parent Borrower, each of the Issuing Lenders and the Administrative Agent.

(b) Representations and Warranties; No Default. The representations and warranties set forth in Section 2 of this Amendment shall be true and correct on the Amendment No. 2 Effective Date.

Section 4. Effects of Amendment No. 2

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, Liens, guarantees or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Exhibit 10.2
Section 5. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Costs and Expenses. The Parent Borrower agrees to reimburse the Administrative Agent and each Issuing Lender for its actual and reasonable costs and expenses in connection with this Amendment to the extent required pursuant to Section 10.5 of the Credit Agreement.

Section 7. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include “Electronic Signatures” (defined as an electronic sound, symbol, or process attached to, or associated with, a contract or other record adopted by a person with the intent to sign, authenticate or accept such contract or record), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

Section 8. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9. Incorporation by Reference. The provisions of Sections 10.12 and 10.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Exhibit 10.2
Section 10.  Severability. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Exhibit 10.2
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TEMPUR SEALY INTERNATIONAL, INC., as Parent Borrower
By:	/s/ James Schockett
Name: James Schockett
Title: Vice President, Treasurer and Assistant Secretary

Exhibit 10.2

BURLINGTON MATTRESS CO. LLC, as a Subsidiary Guarantor
By:	/s/ James Schockett
Name: James Schockett
Title: Treasurer and Assistant Secretary

Exhibit 10.2

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Existing Lender and 2020 Term Lender
By:	/s/ Eric B. Bergeson
Name: Eric B. Bergeson
Title: Authorized Officer

BANK OF AMERICA, N.A., as Existing Lender and 2020 Term Lender
By:	/s/ John M. Hall
Name: John M. Hall
Title: Senior Vice President

WELLS FARGO BANK, N.A., as Existing Lender and 2020 Term Lender
By:	/s/ Mish Warrier
Name: Mish Warrier
Title: SVP

Fifth Third Bank, National Association, as Existing Lender and 2020 Term Lender
By:	/s/ Mary-Alicha Weldon
Name: Mary-Alicha Weldon
Title: Vice President

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